EXHIBIT 99.2

PLAINS EXPLORATION & PRODUCTION COMPANY

HEDGE SUMMARY

SEPTEMBER 21, 2004

Open	commodity derivative positions designated as cash flow hedges:

Period	Commodity	Instrument Type	Daily Volumes	Average Price	Index
Sales of Production
2004
4th Quarter	Crude oil	Swap	39,500 /Barrels	$25.00	WTI
4th Quarter	Natural gas	Swap	20,000 /MMBtu	$4.45	Henry Hub
4th Quarter	Natural gas	Swap	14,500 /MMBtu	$4.64	Waha Socal
4th Quarter	Natural gas	Collar	10,000 /MMBtu	$4.75 Floor—$5.67 Ceiling	Henry Hub
2005
1st Quarter	Crude oil	Swap	13,000 /Barrels	$25.82	WTI
2nd Quarter	Crude oil	Swap	10,000 /Barrels	$25.80	WTI
1st Quarter	Natural gas	Swap	13,000 /MMBtu	$4.75	Waha Socal
2nd Quarter	Natural gas	Swap	9,500 /MMBtu	$4.66	Waha
3rd Quarter	Natural gas	Swap	5,000 /MMBtu	$4.40	Waha
4th Quarter	Natural gas	Swap	5,000 /MMBtu	$4.40	Waha
2006
January—December	Crude oil	Swap	15,000 /Barrels	$25.28	WTI
Purchases of Natural Gas
2004
4th Quarter	Natural gas	Swap	8,000 /MMBtu	$3.91	Socal
2005
January—December	Natural gas	Swap	8,000 /MMBtu	$3.85	Socal

Open	commodity derivative positions that are not designated as hedging instruments:

Period	Commodity	Instrument Type	Daily Volumes	Average Price	Index
Sales of Production
2004
4th Quarter	Crude oil	Three Way Collar	8,000 /Barrels	$19.28—$24.00—$31.00	WTI
4th Quarter	Natural gas	Collar	20,000 /MMBtu	$4.00 Floor—$5.15 Ceiling	Henry Hub
2005
1st Quarter	Crude oil	Collar	4,300 /Barrels	$27.00 Floor—$31.75 Ceiling	WTI
2nd Quarter	Crude oil	Collar	6,800 /Barrels	$27.00 Floor—$30.40 Ceiling	WTI
3rd Quarter	Crude oil	Collar	14,400 /Barrels	$26.00 Floor—$30.03 Ceiling	WTI
4th Quarter	Crude oil	Collar	14,000 /Barrels	$26.00 Floor—$29.33 Ceiling	WTI
January—December	Crude oil	Collar	22,000 /Barrels	$25.00 Floor—$34.76 Ceiling	WTI
2006
January—December	Crude oil	Collar	22,000 /Barrels	$25.00 Floor—$34.76 Ceiling	WTI
2007
January—December	Crude oil	Collar	22,000 /Barrels	$25.00 Floor—$34.76 Ceiling	WTI
2008
January—December	Crude oil	Collar	22,000 /Barrels	$25.00 Floor—$34.76 Ceiling	WTI

Contracts for the purchase of natural gas:

Period	Commodity	Instrument Type	Daily Volumes	Average Price	Index
Purchases of Natural Gas
2004
4th Quarter	Natural gas	Physical purchase	10,000 /MMBtu	$4.19	Socal
2005
January—December	Natural gas	Physical purchase	10,000 /MMBtu	$4.19	Socal